Exhibit 10(a)
INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement No. 333-77605 of Allstate Financial Advisors Separate Account I of Allstate Life Insurance Company on Form N-4 of our report dated February 20, 2002 (March 28, 2002 as to Note 18) relating to the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company, and our report dated March 8, 2002 relating to the financial statements of Allstate Financial Advisors Separate Account I, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Financial Advisors Separate Account I), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 26, 2002


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Exhibit 10(b)

                                   CONSENT OF
                                 FOLEY & LARDNER





     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I (File No. 333-77605).





                                         /s/ Foley & Lardner
                                         -------------------
                                         FOLEY & LARDNER

Washington, D.C.
April 16, 2002